Exhibit 10.10

Date:  January 27, 2010

YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.
THE SHAREHOLDERS OF YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.

AND

YANGLING SLOVAN PHARMACEUTICALS CO., LTD.

______________________________

AGREEMENT ON ENTRUSTMENT FOR
OPERATION AND MANAGEMENT

______________________________

AGREEMENT ON ENTRUSTMENT FOR OPERATION AND MANAGEMENT

Party A: YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD. (the Commissioning Party)

Address: No.8 of Xinqiao Road, Yangling High-tech of Agriculture Demonstration Region, Xi'an, Shaanxi Province, P.R.C.

Legal Representative: Dongke Zhao

Shareholders of Party A:

Zhao Dongke, PRC citizen with ID Card number [610113195411180418]
Wei Jingkun, PRC citizen with ID Card number [610113195409250448]
Zhao Jine, PRC citizen with ID Card number [130403195701150961]
Yang Quanfu, PRC citizen with ID Card number [610104196508251612]
Zhao Wenyan, PRC citizen with ID Card number [610113198109240487]
Yang Xueli, PRC citizen with ID Card number [610104196911246186]
Li Gang, PRC citizen with ID Card number [612526731013001]
Zhang Guofeng, PRC citizen, ID Card number [610429197302174170]
Zhao Ruojing, PRC citizen with ID Card number [610404198009130547]
Zhao Yaolong, PRC citizen with ID Card number [610429198609243016]
Su Tong, PRC citizen with ID Card number [61012519761008196x]
Zhang Daokai, PRC citizen, ID Card number [330327196009227595]
Zhang Jiansheng, PRC citizen, ID Card number [130403195711170931]

 Party B: YANGLING SLOVAN PHARMACEUTICALS CO., LTD.(the Commissioned Party)

Address: Building 4 Incubator Park West Xinqiao Road, Yangling Demonstration Zone, Xi'an, Shaanxi Province, P.R.C.

Legal Representative: Lihong Zhang

Whereas:

(I) Party A and Party B are both companies with limited liabilities incorporated under the Company Law of the People's Republic of China;

(2) Party A is an enterprise engaged in manufacturing of drugs and all of its shareholders holding all of the issued and outstanding shares of Party A;

(3) Party B is rich experienced in the management of drug manufacturing enterprise;

(4) Party A desires to entrust the management of this enterprise to Party B and Party B desires to be entusted.

Both parties reach on the following terms unanimously and sign on January 27, 2010 through friendly negotiation:

Article 1. Entrustment Matter
Party A agrees to exclusively entrust the operation and management of this company to Party B. Party B accepts such entrustment and perform its management right pursuant to the laws and this agreement until the expiration of the Term set forth in Article 5 and shall be fully responsible for the management of Party A..

Article 2. Scope of the Enstrusted Matter
The entrustment matter shall include 2.1 The operations of Party A which include the daily operation and management and outward affairs of Party A;
2.2 Recruitment and professional training of the management start of Party A;
2.3 Collecting pharmaceutical information and organizing source of raw materials;
2.4 Choosing distributors for the sales of the pharmaceutical manufactured by Party A;
2.5 Other matters in the daily operation and management of Party A.
2.6 The management of all of the cash flows of Party A through a bank account opened by Party A which is controlled by Party B.
2.7 The decisions regarding the use of the funds in the bank account in which Party A shall deposit 2.8 The control of all assets of Party A and the right to dispose of assets
2.9 1 lire management and administrative personnel and control decisions relating to entering and performing customer contracts and other instruments.
2.9 The right to appoint the composition of the board of directors of Party A

Article 3. Obligations of Party A
3.1 respecting the management of Party B and not interfering with the management of Party B within the scope of this Agreement;
3.2 having its shareholders to appoint directors, chairman of directors, vice chairman of directors and supervisor as nominated by Party B;
3.3 appointing general manager, vice general manager, financial chief and other senior management as nominated or designated by Party B;
3.4 the opening of a bank account which Party B shall have the full right to use in its discretion. All funds of Party A including all revenue and all payments of funds shall be disbursed through this account;
3.5 paying management fee as agreed;
3.6 without the written permit of Party B, not carrying out any transactions that may severely influence its assets, liabilities, shares and/or operation;
3.7 not entrusting any third party with the rights authorized to Party B within the term of this Agreement.
3.8 hand over to Party 13 for entrustment all business materials, business licenses and corporate seal
3.9 assist Party B in obtaining funds for Party A if Party A is in need of funds

Article 4. Obligations of Party B
4.1 notifying Party A in writing on the operation and management monthly, in order for Party A to know the operation of the company on time;
4.2 nominating appropriate persons to serve as all directors, chairman, vice chairman, and supervisor or Party A;
4.3 nominating the person deemed appropriate to serve as the general manager of Party A;
4.4 the general manager nominated by Party B shall, to meet the demand of operation and management of Party A, designate competent persons to be served as vice general manager, financial chief and other senior officers of Party A.
4.5 manage Party A and dispose of its assets if it deems necessary and enjoy the profits of Party A as well as bear the losses of Party A.
4.6 assume all operation risks of the bank account and bear all losses.
4.7 repay the debt of Party A if Party A does not have sufficient funds to repay its debt.
4.8 fund any capital deficits.
4.9 provide any additional funds required by Party A to maintain its operations either through a bank loan or other resources.

Article 5. Term
The term of the commission shall be from the effective date of this Agreement until either the business of Party A terminates or Party B exercises its option to acquire all of the assets or equity of Party A under the terms of the exclusive option agreement amongst Party A, Party B and the YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD. Shareholders

Article 6. Calculation and Payment of Management Fees
6.1 Calculation of Management Fees
The management fee payable by Party A to Party B shall be calculated as 100% of the earnings before tax, paid on a monthly basis within 20 days of the end of each month. If Party A has no earnings before taxes and other cash expenses then no fee shall be paid.  If Party A sustains losses then each month the losses will be carried over to the next month and deducted from next month's management lee.
6.2 Payment of Management Fees
6.2.1 Party A shall pay annual royalty to Party B prior to December 31 of each year within the effective period of this contract.
6.2.2 Party A shall pay the aforesaid fees to Party B via transfer. Name, address and account of the bank of Party B:
Name: YANGLING SLOVAN PHARMACEUTICALS CO., LTD.
Bank: Bank of China
Address: Xi’an Nanjiao Sub-branch
Bank Account: 306769919118092014
 6.2.3 Party 13 shall issue format official invoice to Party A within 7 days following Party A's every payment °I-contractual amount.

Article 7. Breach Liabilities
7.1 Any Party's breaching any terms, warrants and commitments of this Agreement shall constitute brea.elt. and such party shall compensate the other for losses arising here from.
7.2 Without the written consent of the other party, neither party shall terminate or postpone the performance of each obligation hereunder on its own,
7.3 Unless otherwise provided by Chinese compulsory laws, Party B shall not bear any liabilities arising from the operation of Party A.

Article 8. Tax
Both parties shall bear taxes arising from the exchange hereunder imposed by the Chinese government respectively.

Article 9. Confidentiality
9.1 "Confidential information": technical materials, commercial information and other information marked as "interior material" disclosed by one party to the other during the performance of this contract.

9.2 Both parties warrant that they shall not use or disclose the confidential information of the other party for any other purposes other than this contract or to a third party. Both parties may use the confidential other only for performing this contract.
9.3 Both parties agree that the disclosing party is the owner of the confidential information. Upon the termination or expiration of this contract, the receiving party shall promptly return all confidential information provided by the disclosing party or destroy all confidential information as requested by the disclosing party.
9.4 Where the confidential information of one party is revealed due to the fault of the other party (including its employees), the faulty party shall compensate the other for all losses arising here from.
9.5 Both parties agree that the term for the confidentiality obligation of both parties shall be the effective term of this contract and three years following the expiration of this contract; where this contract terminates in advance, such term shall be the period prior to the termination of this contract and three years following the termination,
9.6 This article constitutes independent confidentiality agreement. The obligations agreed in this Article shall survive the termination of this contract.

Article 10. Contractual Relation
The parties concluding this Agreement are independent contracting parties. The execution of this Agreement does not mean that both parties establish a partnership enterprise or joint venture and both parties are not in art employment or agent relationship.

Article 11. Force Majeure
11.1 Where any party is unable to perform its obligation hereunder on the agreed conditions due to the event of force majeure, such party shall promptly notify the other of relevant circumstance, and provide effective certificate of force majeure within 15 days.
11.2 The force majeure stated in this Agreement refers to any unpredictable, unavoidable and undefeatable objective circumstance, including but not limited to natural disaster, explosion, fire, flood, war, rebellion, riot, epidemic and administrative measures and orders. It is not force majuere where the company is punished, closed or suspending operation due to violation by Party B.
11.3 The influencing party shall be exempted from relevant responsibilities within the influence of the force majeure.
11.4 Where the force majeure lasts for over 60 days, both parties shall settle the performance of this Agreement thereafter through friendly negotiation. Where negotiation fails within 10 days extended, both parties shall have the right to dissolve this Agreement.

Article 12. Governing Law
The effectiveness, interpretation and performance of this Agreement shall be governed by the laws of the People's Republic of China.

Article 13.. Dispute Resolution
Any dispute arising from the performance of this Agreement shall be resolved through negotiation by both parties. Where negotiation fails, any party is entitled to launch a lawsuit to the people's court of jurisdiction.

Article 14. Execution and Effectiveness
14.1 This Agreement is made in duplicate, with each party holding one, equally binding upon both parties.
14.2 This Agreement is executed by the representative of both parties on the date first above written and conies into effect on such date.

In witness whereof, all parties execute this Agreement on the date first written above.
Party A: YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.

Legal Representative: Zhao Dongke

Party B: YANGLING SLOVAN PHARMACEUTICALS CO., LTD.

Legal Representative: Lihong Zhang

Shareholders of Party A:

Zhao Dongke, PRC citizen with ID Card number [610113195411180418]
Wei Jingkun, PRC citizen with ID Card number [610113195409250448]
Zhao Jine, PRC citizen with ID Card number [130403195701150961]
Yang Quanfu, PRC citizen with ID Card number [610104196508251612]
Zhao Wenyan, PRC citizen with ID Card number [610113198109240487]
Yang Xueli, PRC citizen with ID Card number [610104196911246186]
Li Gang, PRC citizen with ID Card number [612526731013001]
Zhang Guofeng, PRC citizen, ID Card number [610429197302174170]
Zhao Ruojing, PRC citizen with ID Card number [610404198009130547]
Zhao Yaolong, PRC citizen with ID Card number [610429198609243016]
Su Tong, PRC citizen with ID Card number [61012519761008196x]
Zhang Daokai, PRC citizen, ID Card number [330327196009227595]
Zhang Jiansheng, PRC citizen, ID Card number [130403195711170931]